SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of the earliest event reported) December 31, 1999


                       THE WELLCARE MANAGEMENT GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
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                 (State or Other Jurisdiction of Incorporation)


          0-21684                                      14-1647239
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     (Commission File Number)                  (IRS Employer Identification No.)


     Park West/Hurley Ave. Extension
          Kingston, NY                                 12401
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(Address of Principal Executive Offices)             (Zip Code)


                                 (813) 290-6328
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              (Registrant's Telephone Number, Including Area Code)


                                      None
                                     -------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

         Engagement of Registrant's Certifying Accountant.

         On December 31, 1999, BDO Seidman LLP was engaged by The WellCare Management Group, Inc. as its independent auditor. The engagement of BDO Seidman, LLP has been approved by The WellCare Management Group, Inc.'s Board of Directors. Deloitte & Touche LLP was dismissed as the Company's independent auditors on December 30, 1999, as previously reported in the Registrant's Form 8-K filed on January 5, 2000.

         During the past two fiscal years and any subsequent interim period prior to engaging BDO Seidman LLP, The WellCare Management Group, Inc. has not consulted BDO Seidman LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of The WellCare Management Group, Inc., or (ii) any matter that was either the subject of a disagreement (as defined in Item 304 (a) (1) (iv) of Regulation S-K) or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K).


Item 7.  Financial Statements and Exhibits.

         Exhibits

         99         Press Release dated January 6, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE WELLCARE MANAGEMENT GROUP, INC


Date:  January 6, 2000                  By: /s/   Kiran C. Patel
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                                            Kiran C. Patel, M.D.
                                            Chairman of Board, President and CEO